EXHIBIT 10.25
-------------

                  ASSIGNMENT AND ASSUMPTION AGREEMENT
                  -----------------------------------


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT made this 30TH DAY OF SEPTEMBER, 1998, 1998, by and between TOBISHIMA PACIFIC, INC., a Hawaii corporation, whose principal place of business and post office address is 201 E. Sandpointe, Suite 450, Santa Ana, California 92707, and its Affiliates (as defined herein) (collectively "Assignor") and AMFAC PROPERTY INVESTMENT CORP., a Hawaii corporation, whose principal place of business and post office address is 700 Bishop Street, Suite 501, Honolulu, Hawaii 96813 ("Assignee"),


                     W I T N E S S E T H  T H A T:

     1. ASSIGNMENT.For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, does hereby assign, sell, transfer, set over and deliver unto Assignee, all of Assignor's rights, interests and obligations in and to all personal property, tangible or intangible, in each case, which are currently owned by both Assignee and Assignor and are used in connection with, necessary for, or related to, the ownership or development of the real property legally described on SCHEDULE 1 attached hereto and made a part hereof (the "Real Property"), including, without limitation, the following items of personal property:

           a. Assignor's entire interest in all leases, contracts, agreements, deeds including, without limitation:

                 i. the Joint Venture Agreement dated as of March 19, 1986, as amended, between Amfac Property Development Corp., and Tobishima Pacific, Inc.; and

                 ii. the Development Agreement dated as of March 19, 1990, by Tobishima Pacific, Inc., Amfac Property Investment Corp., and Kaanapali North Beach Joint Venture.

           b. The Option to Purchase dated as of September 19, 1997, by and among, Amfac Property Investment Corp., Amfac Property Development Corp, Tobishima Pacific, Inc. and the County of Maui.

           c. All liens, mortgages, security interests, accounts payable and accrued liabilities.

           d. The Subdivision Bond made as of September 9, 1990 by Tobishima Pacific, Inc. and Amfac Property Investment. Inc. in favor of the County of Maui and/or the Department of Water Supply of the County of Maui bearing the identifying bond number 026253, as amended (the "Bond"), together with any surety obligations thereunder.

           e. All licenses, permits, approvals, dedications, subdivision maps, development rights and entitlements issued, approved or granted by governmental authorities in connection with the Real Property that are owned by both Assignee and Assignor, including without limitation the following:

                 Agreement for Subdivision Approval dated
September 19, 1990, by and between Amfac Property Investment Corp., Tobishima Pacific, Inc. and the County of Maui, through its Department of Public Works and/or its Department of Water Supply, as amended.

           f. All copyrights, logos, designs, trademarks, trade names and service marks used in connection with any part of the Real Property, which are owned by both Assignor and Assignee, and all goodwill associated with such items, if any; provided, however, that the corporate names and trade names of Assignor shall not be assigned herein.

           g. All preliminary, final and proposed building plans and specifications (including "as-built" drawings) respecting all improvements contemplated to be built on the Real Property, and all surveys, structural reviews, architectural drawings and engineering, soil, seismic, geologic, environmental and architectural reports, studies and certificates and other documents pertaining to the Real Property which are owned by both Assignor and Assignee.

           h. All books, records, appraisals, economic feasibility studies and data, and marketing data which are owned by both Assignor and Assignee.

           i. All accounts receivables and bank accounts that are owned by both Assignor and Assignee.

     2. ASSUMPTION.Assignee hereby assumes and agrees to observe and perform all of the obligations, duties, covenants and conditions in connection with the personal property assigned by Assignor to Assignee in paragraph 1 above ( collectively "Obligations"), regardless of the date when such Obligations were incurred. To the extent that any of such obligations, duties, or covenants cannot be assigned or assumed, or to the extent Assignor is not released from such obligations, duties or covenants, Assignee shall indemnify and hold Assignor harmless from any ongoing liability or obligation arising thereunder, and shall enter into that certain Indemnity Agreement regarding the Bond. Assignee's obligation to indemnify Assignor shall be ongoing and shall continue as long as the liability or obligation exists.

     3.    ADDITIONAL ACTS.

           a. Assignor shall, at any time and from time to time, upon the reasonable request of Assignee, at Assignee's sole cost and expense, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances, and take all such further actions, as shall be necessary to give effect to the transactions hereby consummated.

           b. Assignee shall, at any time and from time to time, upon the reasonable request of Assignor, at Assignor's sole cost and expense, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances, and take all such further actions, as shall be necessary to give effect to the transactions hereby consummated.

     4. AFFILIATES DEFINED. An "Affiliate" of a party hereto means any person, partnership, corporation, limited liability company, association or other legal entity directly or indirectly controlling, controlled by or under common control with that party.

     5. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii.

     6. MODIFICATION. No modification, amendment, discharge or change of this Agreement shall be valid unless it is in writing and signed by Assignor and Assignee.

     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                                  TOBISHIMA PACIFIC, INC.

                                  By   /s/ MASAO KASHIHARA
                                       --------------------
                                       Its President
                                                        "Assignor"


                                  AMFAC PROPERTY INVESTMENT CORP.

                                  By   /s/ GARY GROTTKE
                                       ______________________
                                       Its President
                                                        "Assignee"

STATE OF ILLINOIS           )
                            )  SS.
CITY AND COUNTY OF COOK     )


           On this 16TH day of SEPTEMBER, 1998, before me appeared GARY r. GROTTKE, to me personally known, who, being by me duly sworn, did say that he is the PRESIDENT _________________ of AMFAC PROPERTY INVESTMENT CORP., a Hawaii corporation; that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.


                                  /S/ ANNIE M. O'NEILL
                                  --------------------
                                  Type or print name:  Annie M. O'Neill
[OFFICIAL SEAL]                   Notary Public, State of Illinois
                                  My commission expires: 6/20/99





STATE OF HAWAII             )
                            )  SS.
CITY & COUNTY OF HONOLULU   )


           On this 28TH day of SEPTEMBER, 1998, before me appeared MASAO KASHIHARA, to me personally known, who, being by me duly sworn, did say that he is the PRESIDENT of TOBISHIMA PACIFIC, INC., a Hawaii corporation; that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.


                                  /S/ SHERI L. THORNSLEY
                                  ----------------------
                                  Type or print name:  Sheri L. Thornsley
                                  Notary Public, State of Hawaii
                                  My commission expires: 10/28/2001

                              SCHEDULE 1
                              ----------

                           Legal Description
                           -----------------


                           (To be attached)